                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 11, 1995
                                                  ------------------------

                         Bolt Beranek and Newman Inc.
- --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Massachusetts                      1-6435                       04-2164398
- --------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
 of incorporation)                                      Identification No.)


150 CambridgePark Drive, Cambridge, Massachusetts                    02140
- --------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:   (617) 873-2000
                                                    ----------------------


        The exhibit index is located at sequentially numbered page 9.

Item 2.    Acquisition or Disposition of Assets.

On December 8, 1994, Cisco Systems, Inc. ("Cisco") and LightStream Corporation, a majority-owned subsidiary of the Registrant ("LightStream"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which Cisco agreed to buy all or substantially all of the assets of LightStream, a corporation which develops and markets computer networking products based upon asynchronous transfer mode ("ATM") technology, for a cash consideration of $120,000,000. The closing of the transaction occurred on January 11, 1995. Under the terms of the sale, Registrant, which owns in excess of 80% of the equity interest in LightStream, is to receive from LightStream approximately 83% of the net distribution of the proceeds of the transaction, and Ungermann-Bass Networks, Inc., which owns the minority interest in LightStream, is to receive the remainder. Of the cash consideration paid to LightStream, $12,000,000 was placed in an escrow fund, and periodically declining portions of such amount are to be maintained for up to two years following the closing of the transaction, subject to any claims under the Asset Purchase Agreement by Cisco. As part of the sale, Cisco hired substantially all of the employees of LightStream, and will operate from Registrant's former facility in Billerica, Massachusetts.

The consideration paid by Cisco for the assets of LightStream was determined in arm's-length negotiations.

A copy of the Asset Purchase Agreement, as amended, is attached hereto as
Exhibit 1 and the foregoing statements with respect to the terms of the Asset Purchase Agreement are qualified in their entirety by reference to the attached
Exhibit 1.

In a related transaction, Registrant and Cisco agreed on a strategic alliance under which Registrant and Cisco would jointly market Internet access, design, implementation, and management services. Under the strategic alliance agreement, Registrant will be the majority provider in the U.S. of Internet access to Cisco, and the two companies will jointly market Registrant's Internet service and product offerings to Cisco's installed customer base and prospects. Additionally, Registrant will manage part of Cisco's internal network. Cisco and Registrant also will jointly market Registrant's outsourced Internet management services for private router networks, and Registrant's and Cisco's services and products for Internet protocol networks. Registrant will also receive significant discounts on the purchase of up to $30 million of Cisco equipment.

Item 7.   Financial Statements and Exhibits.

b) Pro Forma Financial Information.

        For purposes of this presentation, pro forma adjustments have been made to the results of operations and balance sheet of Registrant to provide information as to how the disposition of the assets of LightStream might have affected the statements of operations and financial position of Registrant.
The unaudited pro forma consolidated balance sheet of Registrant was prepared as if the disposition had occurred on December 31, 1994. The unaudited pro forma consolidated statements of operations of Registrant were prepared as if the disposition had taken place at the beginning of each period presented.
This unaudited pro forma information does not purport to be indicative of the results of operations of Registrant that would have been obtained if the disposition had occurred at the beginning of the periods presented, and is not intended to be a projection of future results.

        The following pro forma information is provided herewith:

        1. Unaudited Pro Forma Consolidated Balance Sheet of Registrant as of December 31, 1994

        2. Unaudited Pro Forma Consolidated Statement of Operations of Registrant for the Year Ended June 30, 1994

        3. Unaudited Pro Forma Consolidated Statement of Operations of Registrant for the Six Months Ended December 31, 1994

        4.   Unaudited Explanatory Notes to the Pro Forma Financial Statements

c) Exhibits

    1 Asset Purchase Agreement dated as of December 8, 1994 by and between Cisco Systems, Inc. and LigtStream Corporation, and Amendment No. 1 thereto.

             The exhibits and schedules to the Asset Purchase Agreement are not being filed herewith. Except to the extent covered by an application for an order pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, granting confidential treatment of certain contractual provisions, which application may be filed in the future, a copy of any exhibit or schedule will be furnished supplementally to the Commission, upon request. A description of the exhibits and schedules identifying the contents of such exhibits and schedules is contained in the Asset Purchase Agreement, and a listing of such exhibits and schedules follows the Asset Purchase Agreement.

                                                   Bolt Beranek and Newman Inc.
                                             Pro Forma Consolidated Balance Sheet
                                                   As of December 31, 1994
                                                        (in thousands)
                                                         (unaudited)


                                                                        Pro Forma Adjustments
                                                                      -------------------------
                                                                      Less Actual
                                                         12/31/94     LightStream      Other      12/31/94
ASSETS                                                    Actual      Corporation   Adjustments   Pro Forma
- ------                                                   --------     -----------   -----------   ---------
Current assets:
  Cash and temporary investments                         $ 56,572      $  8,814      $ 108,000    $ 155,758
  Restricted cash                                                                       12,000       12,000
  Accounts receivable, net                                 42,301         2,675                      39,626
  Inventories, net                                            985           380                         605
  Other current assets                                      5,621            15                       5,606
                                                         --------      --------      ---------    ---------
    Total current assets                                  105,479        11,884        120,000      213,595
Property, plant and equipment, net                         22,147         1,742                      20,405
Other assets                                                7,647                                     7,647
                                                         --------      --------      ---------    ---------
                                                         $135,273      $ 13,626      $ 120,000    $ 241,647
                                                         ========      ========      =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Current liabilities:
  Accounts payable                                       $  5,868      $  1,705      $            $   4,163
  Accrued compensation and retirement plan                  6,492           597                       5,895
  Accrued restructuring                                    10,533                                    10,533
  Due to former minority interest                                                       13,500       13,500
  Other accrued costs                                      15,458         1,508         20,400       34,350
  Deferred revenue                                         13,883         2,142                      11,741
                                                         --------      --------      ---------    ---------
    Total current liabilities                              52,234         5,952         33,900       80,182

6% convertible subordinated debentures due 2012            73,510                                    73,510
Commitments and contingencies
Minority interest                                          1,479                       (1,479)
Shareholders' equity:
  Common stock, $1 par value, authorized:
    100,000,000 shares; issued: 21,558,635 shares          21,559                                    21,559
  Additional paid-in capital                               58,215                                    58,215
  Foreign currency translation adjustment                     323                                       323
  Retained deficit                                        (39,860)                                  (39,860)
                                                         --------      --------      ---------    ---------
                                                           40,237                                    40,237


  Less shares in treasury, at cost: 4,527,464 shares       32,187                                    32,187
                                                         --------      --------      ---------    ---------
     Total shareholders' equity                             8,050         7,674         87,579       87,955
                                                         --------      --------      ---------    ---------
                                                         $135,273      $ 13,626      $ 120,000    $ 241,647
                                                         ========      ========      =========    =========

The accompanying notes are an integral part of the pro forma financial statements.


                                               Bolt Beranek & Newman Inc.
                                    Pro Forma Consolidated Statement of Operations
                                           For the Year Ended June 30, 1994
                                        (in thousands except per share amounts)
                                                      (unaudited)

                                                                 Pro Forma Adjustments
                                                               -------------------------
                                                               Less Actual
                                                  Actual       LightStream      Other      Pro forma
                                                  Results      Corporation   Adjustments    Results
                                                  -------      -----------   -----------   ---------
Revenue:
  Services                                         $165,759    $   111       $   70         $ 165,718
  Products                                           30,345      1,428          190            29,107
                                                  ---------   --------       ------         ---------
                                                    196,104      1,539          260           194,825
                                                  ---------   --------       ------         ---------
Costs and expenses:
  Costs of services                                 118,147        573           89           117,663
  Costs of products                                  11,938      1,181          123            10,880
  Research and development expenses                  22,451      6,505          209            16,155
  Selling, general and administrative expenses       52,012      4,020          237            48,229
                                                  ---------   --------       ------         ---------
                                                    204,548     12,279          658           192,927
                                                  ---------   --------       ------         ---------

Income (loss) from operations                        (8,444)   (10,740)        (398)            1,898
Interest income                                       2,190        384          288             2,094
Interest expense                                     (4,606)                                   (4,606)
Minority interest                                     2,071                  (2,071)                0
Other income, net                                       965                                       965
                                                  ---------   --------       ------         ---------
Net income (loss)                                 $  (7,824)  $(10,356)     $(2,181)        $     351
                                                  =========   ========      =======         =========
Net income (loss) per share                       $  ($0.48)                                $   $0.02
                                                  =========                                 =========

Shares used in per-share calculations                16,179                                    17,018

The accompanying notes are an integral part of the pro forma financial statements.


                         Bolt Beranek and Newman Inc.
                Pro Forma Consolidated Statement of Operations
                  For the Six Months Ended December 31, 1994
                   (in thousands except per share amounts)
                                (unaudited)


                                                                  Pro Forma Adjustments
                                                                -------------------------
                                                                Less Actual
                                                      Actual    LightStream      Other      Pro forma
                                                      Results   Corporation   Adjustments    Results
                                                     --------   -----------   -----------   ---------
Revenue:
  Services                                           $ 85,370      $ 3,580      $    59     $ 81,849
  Products                                             17,545        4,865          246       12,926
                                                     --------      -------      -------      -------
                                                      102,915        8,445          305       94,775
                                                     --------      -------      -------      -------
Costs and expenses:
  Costs of services                                    56,293        1,317           75       55,051
  Costs of products                                     6,975        3,013          252        4,214
  Research and development expenses                    12,300        3,930          132        8,502
  Selling, general and administrative expenses         33,946        3,874          436       30,508
                                                     --------      -------      -------      -------
                                                      109,514       12,134          895       98,275
                                                     --------      -------      -------      -------

Loss from operations                                   (6,599)      (3,689)        (590)      (3,500)
Interest income                                         1,210          250          188        1,148
Interest expense                                       (2,220)                                (2,220)
Minority interests                                        741                      (693)          48
Other income, net                                       3,535                                  3,535
                                                     --------      -------      -------      -------
Loss before income taxes                               (3,333)      (3,439)      (1,095)        (989)
Provision for income taxes                                400           28           28          400
                                                     --------      -------      -------      -------
Net loss                                             $ (3,733)     $(3,467)     $(1,123)     $(1,389)
                                                     ========      =======      =======      =======

Net loss per share                                   $ ($0.22)                               $($0.08)
                                                     ========                                =======
Shares used in per-share calculations                  16,717                                 16,717

The accompanying notes are an integral part of the pro forma financial statements.


                          BOLT BERANEK AND NEWMAN INC.
            Explanatory Notes to the Pro Forma Financial Statements
                                  (unaudited)


A.    Basis of Presentation

      On January 11, 1995, the Registrant sold the assets of its 80% majority owned subsidiary, LightStream Corporation, as described in Item 2. of this Form 8-K. These pro forma financial statements reflect the impact this sale would have had on Registrant's consolidated historical financial statements provided herein.


B.    Pro Forma Adjustments to Consolidated Balance Sheet

      The consolidated balance sheet as of December 31, 1994 has been adjusted to eliminate the LightStream Corporation assets and liabilities which have been sold.

      The other adjustments reflect the $120,000,000 cash consideration to be received. The gain from the sale, net of tax, is currently estimated to be approximately $80,000,000 after considering the minority interest and estimated costs to be incurred in connection with the sale.

C.    Pro Forma Adjustments to Consolidated Statements of Operations

      The consolidated statements of operations have been adjusted to eliminate the revenue and expenses associated with LightStream Corporation for each period presented.

      The other adjustments include intercompany transactions which had been eliminated in Registrant's consolidated statements of operations and fixed corporate costs which had been allocated to LightStream Corporation.

      The interest income adjustment represents the additional interest income that Registrant would have earned on the $15,000,000 of cash Registrant contributed to form LightStream Corporation.

      The minority interest adjustment represents the elimination of the 20% minority interest owned by Ungermann-Bass Networks, Inc.

      In October of 1993, Registrant and Ungermann-Bass Networks, Inc. combined technology, staff and other resources to form Lightstream Corporation, which upon inception was approximately 80% owned by Registrant and 20% owned by Ungermann-Bass Networks, Inc. Registrant and Ungermann-Bass Networks, Inc. contributed $15,000,000 and $5,000,000 in cash, respectively, to fund the enterprise.

      In fiscal year 1993, prior to the formation of Lightstream Corporation, Registrant's Asynchronous Transfer Mode activities were conducted by its then Communications Division and resulted in a pre-tax operating loss of approximately $3,600,000 for the first quarter ended September 30, 1993. These results are not included in the actual results of LightStream Corporation for the year ended June 30, 1994.

      The gain from the sale has not been reflected in the pro forma consolidated statements of operations.

                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 1995                        BOLT BERANEK AND NEWMAN INC.


                                              By: /s/ Ralph A. Goldwasser
                                                  -----------------------
                                                  Ralph A. Goldwasser
                                                  Senior Vice President and
                                                  Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit
Number                      Description of Exhibit
- -------                     ----------------------

   1               Asset Purchase Agreement dated as of
                   December 8, 1994 by and between the
                   Registrant and Cisco Systems, Inc., and
                   Amendment No. 1 thereto.





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